SUB-ITEM 77Q2
                                                  FORMS3, 4 AND 5 FILINGS

--------------------------------------- ------------------------- ----------------------------------
              REPORTING                  NUMBER OF LATE REPORTS    NUMBER OF TRANSACTIONS REPORTED
                PERSON                                                          LATE
--------------------------------------- ------------------------- ----------------------------------
Rydex Capital Partners I, LLC                      1                              1
--------------------------------------- ------------------------- ----------------------------------
Albert Viragh                                      1                              0
--------------------------------------- ------------------------- ----------------------------------
John Demaret                                       1                              0
--------------------------------------- ------------------------- ----------------------------------
Werner E. Keller                                   1                              0
--------------------------------------- ------------------------- ----------------------------------
Thomas F. Lydon                                    1                              0
--------------------------------------- ------------------------- ----------------------------------
Michael P. Byrum                                   2                              1
--------------------------------------- ------------------------- ----------------------------------
Carl G. Verboncouer                                1                              0
--------------------------------------- ------------------------- ----------------------------------
Nick Bonos                                         1                              0
--------------------------------------- ------------------------- ----------------------------------
Peter Ewing                                        1                              0
--------------------------------------- ------------------------- ----------------------------------